UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2019

MAXAR TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	001‑38228	83‑2809420
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. 120th Avenue, Westminster, Colorado		80234
(Address of principal executive offices)		(Zip Code)

303‑684‑2207
(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, at $0.0001 par value	MAXR	New York Stock Exchange Toronto Stock Exchange

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of Maxar Technologies Inc. 2019 Incentive Plan

On May 8, 2019, at the 2019 Annual Meeting of Stockholders (“Annual Meeting”) of Maxar Technologies Inc. (“Company”), the Company’s stockholders approved the Maxar Technologies Inc. 2019 Incentive Award Plan (“2019 Plan”).  The Plan had previously been approved, subject to stockholder approval, by the Company’s Board of Directors.  The 2019 Plan is intended to replace the Maxar Technologies Ltd. Omnibus Equity Incentive Plan (“Omnibus Plan”). The 2019 Plan supersedes and replaces in its entirety the Omnibus Plan, and no further awards will be granted under the Omnibus Plan; however, the terms and conditions of the Omnibus Plan will continue to govern any outstanding awards granted thereunder.

Employees and consultants of the Company, its subsidiaries and affiliates, as well as members of our Board, are eligible to receive awards under the 2019 Plan. The 2019 Plan provides for the grant of stock options, including incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), deferred stock, deferred stock units (“DSUs”), cash-based awards and dividend equivalents to eligible individuals.

The number of shares of our common stock available for issuance under the 2019 Plan is equal to the sum of (i) 2,525,000 shares, and (ii) any shares subject to issued and outstanding awards under the Omnibus Plan, the Maxar Technologies Ltd. Employee Stock Option Plan or the MacDonald, Dettwiler and Associates Ltd. Long Term Incentive Plans for the years 2014, 2015, 2016 and 2017 (collectively, the “Prior Plans”) that expire, are cancelled or otherwise terminate following the effective date of the 2019 Plan.  Approval of the 2019 Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), relating to ISOs.

The 2019 Plan reflects a broad range of compensation and governance best practices, including the following:

•

Automatic acceleration of awards only if not assumed or substituted. The 2019 Plan provides that awards will automatically accelerate upon a change in control only if not assumed or substituted, and further that any such performance-based awards will vest based on the higher of (a) actual performance as of the change in control or (b) target performance, prorated based on a shortened performance period as of the change in control.

•

Prohibition of liberal share recycling on all awards. The 2019 Plan prohibits any shares withheld for taxes on all awards from being added back to the share reserve, in addition to prohibiting other practices considered to be liberal share recycling with respect to options and SARs.

•	Minimum vesting requirements. Subject to limited exceptions, no awards (or portions thereof) granted under the 2019 Plan may vest until the first anniversary of the date of grant.
•	Payment of dividends only if underlying awards vest. Under the 2019 Plan, dividends and dividend equivalents may only be paid to the extent the underlying award vests.
•

No repricing of awards without stockholder approval. Under the 2019 Plan, awards may not be repriced, replaced or regranted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares under the award.

•

No evergreen feature/stockholder approval required for share reserve increases. The 2019 Plan does not provide for an annual increase in the share reserve, and the 2019 Plan may not be amended to increase the share reserve without stockholder approval.

A summary of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2019.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 8, 2019, the Company held its Annual Meeting. The Company previously filed with the U.S. Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the six proposals submitted to stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal One: The Company’s  stockholders elected each of the director nominees, each to serve for a one-year term expiring at the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

Name of Nominee	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
Gen. Howell M. Estes, III	30,061,745	563,971	232,746	8,686,689
Nick S. Cyprus	29,209,744	1,411,640	237,078	8,686,689
Roxanne J. Decyk	29,427,943	1,342,306	88,213	8,686,689
Lori B. Garver	27,025,610	3,604,164	228,688	8,686,689
Joanne O. Isham	29,265,241	1,538,178	55,043	8,686,689
Daniel L. Jablonsky	30,264,099	374,845	219,518	8,686,689
Gen. C. Robert Kehler	29,067,126	1,554,745	236,591	8,686,689
Dr. L. Roger Mason, Jr.	27,208,145	3,417,068	233,249	8,686,689
Robert L. Phillips	21,433,844	9,190,930	233,688	8,686,689
Eric J. Zahler	22,311,523	8,312,009	234,930	8,686,689

Proposal Two: The Company’s  stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
23,053,468	7,686,768	118,226	8,686,689

Proposal Three: The Company’s stockholders approved, on a non-advisory basis, the annual frequency of the stockholder approval, on a non-binding advisory bases, of the compensation of the Company’s named executive officers.  The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Shares Abstained	Broker Non-Votes
30,131,651	98,293	416,103	212,415	8,686,689

Proposal Four: The Company’s  stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
36,179,305	2,972,596	393,250	0

Proposal Five: The Company’s stockholders approved the Company’s 2019 Incentive Award Plan.  The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
29,226,761	1,525,963	105,738	8,686,689

Proposal Six: The Company’s stockholders approved the Company’s Employee Stock Purchase Plan.  The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
30,146,582	623,698	88,182	8,686,689

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 8, 2019	Maxar Technologies Inc.

	By:	/s/ James C. Lee
Name: James C. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary